UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-06221

                           Brandywine Blue Fund, Inc.
                           --------------------------

               (Exact name of registrant as specified in charter)

                               3711 Kennett Pike
                              Greenville, DE 19807
                              --------------------

              (Address of principal executive offices) (Zip code)

                              William F. D'Alonzo
                             Friess Associates, LLC
                               3711 Kennett Pike
                           Greenville, Delaware 19807
                           --------------------------
                    (Name and address of agent for service)

                                 (302) 656-3017
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: 03/31/2005


ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                          (THE BRANDYWINE FUNDS LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC      SEMI-ANNUAL REPORT        MARCH 31, 2005

DEAR FELLOW SHAREHOLDERS:

   Brandywine Fund grew 1.07 percent in a March-quarter environment marked by declines in the Russell 3000, Russell 3000 Growth and S&P 500 Indexes of 2.20,
4.32 and 2.15 percent. The average fund in Morningstar's mid-cap growth category declined 3.03 percent.

   While Brandywine gained ground, 17 of the 20 fund categories tracked by Morningstar backtracked during the quarter. The category exceptions were "bear market" funds and specialty funds focused on either utilities or natural resources.

   Brandywine Blue Fund retraced 2.50 percent in this environment, positioning it between declines in the Russell 1000 and Russell 1000 Growth Indexes of 1.91 and 4.09 percent. The average fund in Morningstar's large-cap growth category fell 4.25 percent.

                                  BRANDYWINE          BRANDYWINE BLUE
CUMULATIVE TOTAL RETURN            % CHANGE              % CHANGE
-----------------------           ----------          ---------------
QUARTER                              1.07                  -2.50
ONE YEAR                             9.49                   8.71
FIVE YEARS                         -15.27                  -8.48
TEN YEARS                          168.51                 183.82
INCEPTION                         1053.09*<F1>            536.19**<F2>

ANNUALIZED TOTAL RETURN
-----------------------
FIVE YEARS                          -3.26                  -1.76
TEN YEARS                           10.38                  11.00
INCEPTION                           13.54*<F1>             13.90**<F2>

*<F1> 12/30/85    **<F2> 1/10/91

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   After falling oil prices ignited a rally in the December-quarter of 2004, fresh concerns emerged in the March quarter as oil flirted with a new all-time high. When it wasn't oil, investors focused on potential for broad negatives to befall stocks amid the Fed's stated intention to continue raising interest rates.

   Individual-company earnings prospects prompted the Brandywine Funds to hold above-average concentrations of energy companies while limiting their exposure to areas such as technology and financial services. Although the March-quarter climate reflected a largely macro-driven mindset, the Brandywine Funds fared relatively well because your team's bottom-up decisions isolated opportunities that were in general agreement with the market's top-down mood.

   Energy-related holdings were particularly strong as elevated oil prices helped draw attention to the group's earnings strength. In Brandywine, oil and gas producer Chesapeake Energy was the portfolio's top contributor, while service providers National Oilwell Varco, Weatherford International and Nabors Industries claimed spots among the top eight positive influences on total gains. All four companies exceeded earnings estimates in their most recently reported quarter. Brandywine Blue did not hold National Oilwell because of the Fund's market-cap parameters.

   Holdings from the raw materials sector also aided results. The global economy's appetite for steel continued to reward companies uniquely positioned to benefit from the current supply-and-demand imbalance. Iron-ore producer Companhia Vale do Rio Doce (CVRD), whose steel-making customers recently agreed to a 70-plus percent price increase, was the fifth-largest contributor to gains in Brandywine and the third-largest in Brandywine Blue.

   Brandywine received an additional steel-related boost from integrated steel producer U.S. Steel. U.S. Steel drew particularly robust earnings strength from higher steel prices because it mines its own iron ore, insulating it from the kind of input cost increase borne by CVRD customers. Your team sold U.S. Steel during the quarter after a substantial surge brought the stock to our price target.

   Arch Coal, which sells nearly all of its coal to domestic power plants, was another raw materials sector standout for Brandywine. Arch Coal reported an eightfold jump in December-quarter earnings, topping estimates by 17 percent. The coal-demand tailwind assisting Arch Coal also left its mark on the industrial sector, where both Funds benefited most from Burlington Northern Santa Fe. Tight capacity gives the railroad operator pricing leverage, which helped it grow December-quarter earnings 49 percent, also beating estimates by 17 percent.

   Technology and financial services holdings detracted most from performance, mirroring trends present in benchmark indexes. Based on individual-company earnings outlooks, the Brandywine Funds were less exposed to these sectors than benchmarks, mitigating their impact on relative results.

   For more information on the holdings that influenced March-quarter performance the most, please see "Roses & Thorns" on pages 4 and 6.

   While some of the names and related details have changed, the March quarter summary reads a lot like descriptions from previous quarters, with the Brandywine Funds deriving strength from energy, raw materials and industrial holdings. Holdings from these sectors have been particularly solid contributors since the start of the fiscal year for the Brandywine Funds.

                        FISCAL YEAR-TO-DATE PERFORMANCE

                    BRANDYWINE FUND                   13.56%
                    BRANDYWINE BLUE FUND               9.88%
                    RUSSELL 3000 INDEX                 7.73%
                    RUSSELL 1000 INDEX                 7.70%
                    S&P 500 INDEX                      6.88%
                    RUSSELL 3000 GROWTH INDEX          4.92%
                    RUSSELL 1000 GROWTH INDEX          4.70%

Cumulative Total Returns, September 30, 2004 through March 31, 2005.

   Our commitments to companies from the energy, raw materials and industrial sectors speak to the number of opportunities in them and to the lasting nature of the broader trends contributing to their prospects. In the raw materials arena, for example, we're seeing the fallout from years of under-investment in production and the networks necessary to deliver these basic goods. Some label the situation "the revenge of the old economy."

   Demand for materials needed to build infrastructure in rapidly growing developing nations such as China and India promises to put added strain on the system for years to come. Nevertheless, the strength and duration of the trends underlying the individual-company earnings power we've isolated won't alone dictate whether we continue to dedicate your assets to companies in these areas.

   Recent success among energy holdings, for example, reflects a growing number of investors agreeing with the reasons that led to our purchases, requiring re-evaluation of the price-to-earnings ratios of the companies we hold. Likewise, the more earnings jump this year, the harder year-over-year comparisons will be next year, exposing existing holdings to possible displacement by new oppor-tunities in earlier stages of their earnings-growth trajectories.

   This isn't our way of dropping hints: The Brandy-wine Funds in six months or a year could look the same . . . or be totally different. The only certainty is that individual-company earnings trends and valuations will shape the portfolios. By its nature, our company-by-company investment approach requires us to be open to change because change is what enables us to migrate to the next opportunities as the earnings landscape evolves.

   Please join us in wishing our best to longtime Friess employees Susan Clark and Carl Gates, who both decided to transition into retirement at the end of 2004. The departures don't disrupt our research ranks since neither serves in a stock-picking role, but they will be sorely missed for their behind-the-scenes contributions and the daily camaraderie we've enjoyed with them over the years. We've highlighted their careers on pages 6 and 7 of Looking Forward.

   Thanks for your continued confidence in our research-driven investment approach and the team that implements it on your behalf. We're honored to serve you.

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Brandywine Funds President                                    April 8, 2005

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.  Companhia Vale do Rio Doce - ADR                                   +37.4%
 2.  Starwood Hotels & Resorts Worldwide, Inc.                           +4.5%
 3.  Ingersoll-Rand Co.                                                 +12.6%
 4.  Phelps Dodge Corp.                                                 +26.5%
 5.  Weatherford International Ltd.                                     +36.3%
 6.  Allstate Corp.                                                     +36.1%
 7.  Chesapeake Energy Corp.                                            +66.2%
 8.  Kohl's Corp.                                                        -2.0%
 9.  National Oilwell Varco Inc.                                        +37.8%
10.  Corning Inc.                                                        -3.2%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             30%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2005.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     28.7%

                                    MID CAP
                           $2 billion to $10 billion
                                     54.7%

                                   SMALL CAP
                                below $2 billion
                                     14.0%

                                      CASH
                                      2.6%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services (8.0%)
Steel (6.8%)
Industrial Machinery (6.4%)
Oil & Gas Exploration & Production (4.7%)
Railroads (4.5%)
Diversified Metals & Mining (4.3%)
Hotels, Resorts & Cruise Lines (4.2%)
Aerospace & Defense (4.0%)
Property & Casualty Insurance (3.6%)
Homebuilding (3.5%)
All Other Industry Groups (47.4%)
Cash (2.6%)

                                BRANDYWINE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                         $ GAIN
 BIGGEST $ WINNERS    (IN MILLIONS)    % GAIN     REASON FOR MOVE
 -----------------    -------------    ------     ---------------

     Chesapeake
    Energy Corp.          $34.1         32.8      December-quarter earnings grew 19 percent, beating estimates by 22 percent.
                                                  Quarterly revenues more than doubled to $942 million. In addition to owning considerable reserves, the on-shore natural-gas producer drills the deepest wells in the U.S., allowing it to exceed production expectations amid surging energy demand.

  National Oilwell
     Varco Inc.           $25.9         32.3      Closed during the quarter, the merger of National-Oilwell and Varco created a combination that now offers customers a broader selection of drilling-related services. December-quarter earnings grew 37 percent, beating estimates by 14 percent. Day rates increased as drillers looked to capitalize on higher prices, putting the company's oil-field services at a premium.

    Weatherford
 International Ltd.       $16.2         12.9      December-quarter earnings grew 53 percent, beating estimates as drillers worldwide turned to Weatherford's yield-improving technologies to help increase production.
                                                  The company's drilling services segment benefits from increased revenues associated with its underbalanced drilling technology, which is being adopted to develop previously undevelopable sites.

   United States
    Steel Corp.           $14.2          8.8      December-quarter earnings grew to $3.15 per share from a loss of $0.26 in the year-ago period. Global economic growth is straining supply and putting upward pressure on steel prices. The company is an integrated steel producer, meaning it mines its own raw materials for production, which provides a competitive advantage as competitors' material costs rise. The Fund sold U.S. Steel when it reached our target price.

   Companhia Vale
    do Rio Doce           $13.5          9.0      December-quarter earnings jumped 170 percent to $0.63 per share. The world's largest supplier of iron-ore pellets used in steel production is selling all it can produce as global steel demand outstrips existing iron-ore supply. Earnings expectations for 2005 rose 55 percent, following a 70-plus percent year-over-year price increase for the company's iron ore.

                         $ LOSS
  BIGGEST $ LOSERS    (IN MILLIONS)    % LOSS     REASON FOR MOVE
  ----------------    -------------    ------     ---------------

    Avaya, Inc.           $38.0         30.7      December-quarter earnings nearly tripled to $0.20 per share, beating estimates.
                                                  While enterprise customers continue to adopt Avaya's voice-over-Internet protocol
                                                  (VoIP) solutions, integration of a recent acquisition is proceeding slower than expected. Additionally, the company's direct-sales channel was hampered due to a reshuffling of territories. The Fund sold Avaya to fund an idea with greater near-
                                                  term earnings prospects.

 E*Trade Financial
       Corp.              $18.5         16.1      December-quarter earnings grew 44 percent, beating estimates by 18 percent. Shares traded lower on concerns of increased price competition among online brokers. Only
                                                  20 percent of E*Trade's business comes from online trading. The company stands to benefit from the leverage in its diversified business model, which allows customers to sweep cash between its brokerage and more profitable bank segments.

       Lucent
 Technologies Inc.        $13.4         20.6      December-quarter earnings grew 33 percent, but the manufacturer of telecommunications equipment lost ground as cellular operators pushed out spending on third-generation networks until mid-2005. The Fund sold Lucent to fund an idea with greater near-term earnings visibility.

     MBNA Corp.           $10.9          7.2      December-quarter earnings beat estimates. Steps by new management to divest unproductive assets, cut expenses, streamline operations and increase profitability were overshadowed as a competitive environment among lenders lasted longer than expected. Despite higher interest rates, consumers were able to find lenders offering zero-percentage rates for their credit balances, which MBNA did not offer. The Fund sold MBNA to fund an idea with greater near-term upside potential.

    Garmin Ltd.           $8.5          14.1      The maker of navigation devices that use Global Positioning System (GPS) to pinpoint a user's exact location grew December-quarter earnings 34 percent, beating estimates by 15 percent. Shares traded lower on concerns that a private competitor would capture shelf space for its navigation products. We feel the concerns are largely unwarranted, as Garmin holds significant cost advantages and pricing flexibility over competitors.

All gains/losses are calculated on an average cost basis

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

 1.  Starwood Hotels & Resorts Worldwide, Inc.                           +3.4%
 2.  Kohl's Corp.                                                        -2.1%
 3.  Companhia Vale do Rio Doce - ADR                                   +47.7%
 4.  Weatherford International Ltd.                                     +22.5%
 5.  Ingersoll-Rand Co.                                                 +10.7%
 6.  Phelps Dodge Corp.                                                 +23.9%
 7.  Corning Inc.                                                        -2.3%
 8.  Burlington Northern Santa Fe Corp.                                 +42.1%
 9.  Union Pacific Corp.                                                +10.8%
10.  Nabors Industries, Ltd.                                            +29.2%

                                  EARNINGS GROWTH

                         YOUR COMPANIES             28%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2005.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     56.4%

                                    MID CAP
                           $2 billion to $10 billion
                                     39.4%

                                      CASH
                                      4.2%

                            TOP TEN INDUSTRY GROUPS

Railroads (7.8%)
Industrial Machinery (7.0%)
Oil & Gas Equipment & Services (7.0%)
Steel (7.0%)
Oil & Gas Exploration & Production (6.1%)
Homebuilding (5.5%)
Department Stores (4.8%)
Hotels, Resorts & Cruise Lines  (4.8%)
Communications Equipment (4.2%)
Diversified Metals & Mining (4.2%)
All Other Industry Groups (37.4%)
Cash (4.2%)

                              BRANDYWINE BLUE FUND
                        MARCH QUARTER "ROSES AND THORNS"

                              $ GAIN
    BIGGEST $ WINNERS      (IN MILLIONS)   % GAIN    REASON FOR MOVE
    -----------------      ------------    ------    ---------------

 Nabors Industries, Ltd.       $3.4         13.2     The company beat estimates with 55 percent December-quarter earnings growth as oil and natural-gas producers increased drilling activity in both international and North American markets to capitalize on higher energy prices. Nabors is the world's largest land-drilling contractor.

   Burlington Northern
     Santa Fe Corp.            $3.4         11.8     December-quarter earnings jumped 49 percent, beating estimates by 17 percent.
                                                     The nation's second largest railroad operator benefits from pricing leverage associated with a tight transportation market and its ability to increase volumes without disruption.

     Companhia Vale
       do Rio Doce             $3.2          8.9     December-quarter earnings jumped 170 percent to $0.63 per share. The world's largest supplier of iron-ore pellets used in steel production is selling all it can produce as global steel demand outstrips existing iron-ore supply.
                                                     Earnings expectations for 2005 rose 55 percent, following a 70-plus percent year-over-year price increase for the company's iron ore.

       Weatherford
   International, Ltd.         $2.8          8.4     December-quarter earnings grew 53 percent, beating estimates as drillers worldwide turned to Weatherford's yield-improving technologies to help increase production. The company's drilling services segment benefits from increased revenues associated with its underbalanced drilling technology, which is being adopted to develop previously undevelopable sites.


   Seagate Technology          $1.6          8.5     The maker of hard drives used in consumer electronic devices beat December-
                                                     quarter earnings estimates by 21 percent. Earnings and revenue forecasts climbed as consumers bought more digital products with substantial memory requirements like Apple's iPod and Tivo's digital video recorders.

                              $ LOSS
    BIGGEST $ LOSERS       (IN MILLIONS)   % LOSS    REASON FOR MOVE
    ----------------       ------------    ------    ---------------

       Avaya, Inc.             $9.2         30.1     December-quarter earnings nearly tripled to $0.20 per share, beating estimates. While enterprise customers continue to adopt Avaya's voice-over-
                                                     Internet protocol (VoIP) solutions, integration of a recent acquisition is proceeding slower than expected. Additionally, the company's direct-sales channel was hampered due to a reshuffling of territories. The Fund sold Avaya to fund an idea with greater near-term earnings prospects.

         Lucent
    Technologies Inc.          $5.5         22.7     December-quarter earnings grew 33 percent, but the manufacturer of telecommunications equipment lost ground as cellular operators pushed out spending on third-generation networks until mid-2005. The Fund sold Lucent to fund an idea with greater near-term earnings visibility.

    E*Trade Financial
          Corp.                $3.9         17.1     December-quarter earnings grew 44 percent, beating estimates by 18 percent.
                                                     Shares traded lower on concerns of increased price competition among online brokers. Only 20 percent of E*Trade's business comes from online trading. The company stands to benefit from the leverage in its diversified business model, which allows customers to sweep cash between its brokerage and more profitable bank segments.

     R.R. Donnelley
       & Sons Co.              $2.3          9.7     The world's largest publishing company beat December-quarter earnings estimates, but shares traded lower on concerns that its increased capital spending would create overcapacity. R.R. Donnelley's acquisition strategy has exposed excess costs and infrastructure, which it is eliminating as it wins new business. The bulk of new spending is going toward replacing outdated equipment.

       MBNA Corp.              $2.3          8.8     December-quarter earnings beat estimates. Steps by new management to divest unproductive assets, cut expenses, streamline operations and increase profitability were overshadowed as a competitive environment among lenders lasted longer than expected. Despite higher interest rates, consumers were able to find lenders offering zero-percentage rates for their credit balances, which MBNA did not offer. The Fund sold MBNA to fund an idea with greater near-term upside.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 March 31, 2005
                                  (Unaudited)

  SHARES                                             COST            VALUE
  ------                                             ----            -----

LONG-TERM INVESTMENTS - 97.4% (A)<F4>
COMMON STOCKS - 96.9% (A)<F4>

CONSUMER DISCRETIONARY

              APPAREL RETAIL - 2.6%
    669,100   Aeropostale, Inc.*<F3>            $   20,925,582  $   21,913,025
    450,000   bebe stores, inc.                     14,749,475      15,277,500
    100,300   Children's Place
                Retail Stores, Inc.*<F3>             3,210,408       4,789,325
    350,000   The Finish Line, Inc.                  6,440,495       8,102,500
    610,000   The Men's Wearhouse, Inc.*<F3>        16,280,097      25,748,100
    631,500   Talbots, Inc.                         17,963,538      20,195,370

              CATALOG RETAIL - 0.2%
    367,800   Coldwater Creek Inc.*<F3>              7,033,608       6,796,944

              CONSUMER ELECTRONICS - 1.4%
  1,117,900   Garmin Ltd.                           60,293,471      51,781,128

              DEPARTMENT STORES - 3.2%
  2,289,700   Kohl's Corp.*<F3>                    120,594,230     118,217,211

              DISTRIBUTORS - 0.1%
    150,000   Prestige Brands Holdings Inc.*<F3>     2,477,217       2,647,500

              FOOTWEAR - 1.7%
    753,300   NIKE, Inc. Cl B                       62,536,618      62,757,423

              HOMEBUILDING - 3.5%
    859,800   Centex Corp.                          43,191,817      49,240,746
    554,600   KB Home, Inc.                         44,039,153      65,143,316
    199,700   Standard Pacific Corp.                10,693,623      14,416,343

              HOTELS, RESORTS & CRUISE LINES - 4.2%
  2,584,500   Starwood Hotels & Resorts
               Worldwide, Inc.                     148,445,193     155,147,535

              HOUSEWARES & SPECIALTIES - 0.2%
    186,700   Jarden Corp.*<F3>                      6,993,789       8,565,796

              LEISURE PRODUCTS - 0.3%
    400,000   Nautilus,  Inc.                        8,660,677       9,504,000

              SPECIALTY STORES - 1.7%
    193,100   Dick's Sporting Goods, Inc.*<F3>       6,199,868       7,092,563
  1,512,900   Michaels Stores, Inc.                 41,627,233      54,918,270
                                                --------------  --------------
              TOTAL CONSUMER DISCRETIONARY         642,356,092     702,254,595

              THIS SECTOR IS 9.3% ABOVE YOUR FUND'S COST.

ENERGY

              OIL & GAS DRILLING - 3.2%
  1,155,000   Nabors Industries, Ltd.*<F3>          49,195,651      68,306,700
  1,963,000   Patterson-UTI Energy, Inc.            48,465,202      49,114,260

              OIL & GAS EQUIPMENT & SERVICES - 8.0%
    125,000   Core Laboratories N.V.*<F3>            2,925,329       3,208,750
    214,400   Grant Prideco, Inc.*<F3>               3,344,192       5,179,904
    425,000   Halliburton Co.                       17,002,069      18,381,250
  2,270,000   National Oilwell Varco Inc.*<F3>      76,933,145     106,009,000
    100,000   NS Group, Inc.*<F3>                    2,058,726       3,141,000
    450,000   Superior Energy Services, Inc.*<F3>    6,726,390       7,740,000
     50,000   TETRA Technologies, Inc.*<F3>          1,499,750       1,422,000
    276,200   Veritas DGC Inc.*<F3>                  6,374,439       8,274,952
  2,447,700   Weatherford International Ltd.*<F3>  104,081,673     141,819,738

              OIL & GAS EXPLORATION & PRODUCTION - 4.7%
  6,037,300   Chesapeake Energy Corp.               79,710,265     132,458,362
    100,000   Global Industries, Ltd.*<F3>             935,250         940,000
    150,000   KCS Energy, Inc.*<F3>                  1,988,650       2,304,000
    649,600   Southwestern Energy Co.*<F3>          37,286,907      36,871,296
     40,000   Talisman Energy Inc.                   1,345,760       1,366,000
                                                --------------  --------------
              TOTAL ENERGY                         439,873,398     586,537,212

              THIS SECTOR IS 33.3% ABOVE YOUR FUND'S COST.

FINANCIALS

              ASSET MANAGEMENT & CUSTODY BANKS - 0.2%
    145,300   Investors Financial Services Corp.     6,410,527       7,106,623

              INVESTMENT BANKING & BROKERAGE - 2.0%
  6,224,600   E*TRADE Financial Corp.*<F3>          87,519,378      74,695,200

              PROPERTY & CASUALTY INSURANCE - 3.6%
  2,461,600   Allstate Corp.                        97,812,284     133,074,096

              REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
    300,000   CB Richard Ellis Group, Inc.*<F3>      8,872,632      10,497,000
                                                --------------  --------------
              TOTAL FINANCIALS                     200,614,821     225,372,919

              THIS SECTOR IS 12.3% ABOVE YOUR FUND'S COST.

HEALTH CARE

              BIOTECHNOLOGY - 0.8%
    659,900   Celgene Corp.*<F3>                    21,692,079      22,469,595
    343,200   Serologicals Corp.*<F3>                7,056,975       8,387,808

              HEALTH CARE EQUIPMENT - 3.0%
  1,550,000   Fisher Scientific
                International Inc.*<F3>             69,002,993      88,226,000
  1,077,900   PerkinElmer, Inc.                     22,196,259      22,237,077

              HEALTH CARE FACILITIES - 2.0%
  2,102,200   Community Health Systems Inc.*<F3>    64,609,872      73,387,802

              PHARMACEUTICALS - 0.9%
    671,500   American Pharmaceutical
               Partners, Inc.*<F3>                  34,088,872      34,743,410
                                                --------------  --------------
              TOTAL HEALTH CARE                    218,647,050     249,451,692

              THIS SECTOR IS 14.1% ABOVE YOUR FUND'S COST.

INDUSTRIALS

              AEROSPACE & DEFENSE - 4.0%
    476,500   Alliant Techsystems Inc.*<F3>       $ 32,979,372    $ 34,045,925
    525,000   Armor Holdings, Inc.*<F3>             20,278,544      19,472,250
  1,225,700   Goodrich Corp.                        46,986,501      46,932,053
    593,700   Precision Castparts Corp.             42,206,424      45,720,837

              AIR FREIGHT & LOGISTICS - 1.4%
    570,700   EGL, Inc.*<F3>                        17,715,474      13,011,960
    975,000   Ryder System, Inc.                    34,043,459      40,657,500

              COMMERCIAL PRINTING - 1.6%
  1,885,400   R. R. Donnelley & Sons Co.            63,503,303      59,616,348

              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS - 0.2%
    150,000   Bucyrus International, Inc.            5,007,510       5,859,000

              DIVERSIFIED COMMERCIAL SERVICES - 0.7%
    570,800   Copart, Inc.*<F3>                     14,130,548      13,448,048
    126,500   Laureate Education Inc.*<F3>           4,639,362       5,412,935
    309,100   Navigant Consulting, Inc.*<F3>         7,474,854       8,416,793

              ELECTRICAL COMPONENTS & EQUIPMENT - 0.8%
    445,100   AMETEK, Inc.                          15,075,271      17,915,275
    400,000   Thomas & Betts Corp.*<F3>             12,327,815      12,920,000

              EMPLOYMENT SERVICES - 1.0%
  1,257,000   Monster Worldwide Inc.*<F3>           37,238,375      35,258,850

              ENVIRONMENTAL SERVICES - 0.2%
    175,000   Waste Connections, Inc.*<F3>           6,122,844       6,081,250

              INDUSTRIAL CONGLOMERATES - 1.3%
    455,200   Carlisle Companies Inc.               31,681,199      31,759,304
    394,300   Walter Industries, Inc.               16,823,550      16,777,465

              INDUSTRIAL MACHINERY - 6.4%
    219,200   IDEX Corp.                             8,639,898       8,844,720
  1,805,000   Ingersoll-Rand Co.                   127,702,352     143,768,250
    402,000   JLG Industries, Inc.                   9,065,744       8,663,100
  1,698,200   Pentair, Inc.                         54,010,396      66,229,800
    350,000   The Timken Co.                         7,152,568       9,569,000

              RAILROADS - 4.5%
  1,199,000   Burlington Northern Santa Fe Corp.    41,622,007      64,662,070
    455,200   Canadian Pacific Railway Ltd.         11,409,996      16,373,544
  1,200,000   Union Pacific Corp.                   75,532,091      83,640,000

              TRADING COMPANIES & DISTIBUTORS - 1.3%
  1,288,600   Hughes Supply, Inc.                   38,231,268      38,335,850
    475,000   United Rentals, Inc.*<F3>              9,410,691       9,599,750

              TRUCKING - 2.2%
    175,000   Arkansas Best Corp.                    7,711,908       6,611,500
    150,000   Old Dominion Freight Line, Inc.*<F3>   4,330,860       4,672,500
    331,500   Swift Transportation Co., Inc.*<F3>    8,406,668       7,339,410
  1,052,400   Yellow Roadway Corp.*<F3>             45,327,672      61,607,496
                                                --------------  --------------
              TOTAL INDUSTRIALS                    856,788,524     943,222,783

              THIS SECTOR IS 10.1% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

              APPLICATION SOFTWARE - 2.1%
  3,135,900   Citrix Systems, Inc.*<F3>             73,801,939      74,697,138
    218,200   Parametric Technology Corp.*<F3>       1,208,640       1,219,738

              COMMUNICATIONS EQUIPMENT - 2.7%
  8,724,400   Corning Inc.*<F3>                    100,289,157      97,102,572
    100,000   SpectraLink Corp.                      1,693,752       1,412,000

              COMPUTER HARDWARE - 0.6%
    398,400   Avid Technology, Inc.*<F3>            23,782,151      21,561,408

              COMPUTER STORAGE & PERIPHERALS - 2.0%
  1,443,500   Emulex Corp.*<F3>                     22,741,920      27,195,540
  2,310,500   Seagate Technology                    41,178,500      45,170,275

              DATA PROCESSING & OUTSOURCED SERVICES - 0.3%
    182,800   Global Payments Inc.                   9,349,340      11,788,772

              ELECTRONIC EQUIPMENT MANUFACTURERS - 1.1%
  1,393,000   FLIR Systems, Inc.*<F3>               43,127,569      42,207,900

              INTERNET SOFTWARE & SERVICES - 0.0%
    100,000   ValueClick, Inc.*<F3>                    953,420       1,061,000

              IT CONSULTING & OTHER SERVICES - 0.2%
    225,000   Anteon International Corp.*<F3>        7,279,571       8,759,250

              SEMICONDUCTORS - 1.6%
    255,400   Fairchild Semiconductor
               International, Inc.*<F3>              3,551,804       3,915,282
  1,452,000   Integrated Device
                Technology, Inc.*<F3>               18,103,485      17,467,560
    439,000   International Rectifier Corp.*<F3>    18,522,057      19,974,500
    610,100   Xilinx, Inc.                          17,812,611      17,833,223

              SYSTEMS SOFTWARE - 0.2%
     49,578   Computer Associates
               International, Inc.                           0       1,343,564
    275,000   Sybase, Inc.*<F3>                      4,703,508       5,076,500

              TECHNOLOGY DISTRIBUTORS - 0.1%
     99,700   ScanSource, Inc.*<F3>                  7,142,285       5,167,451
                                                --------------  --------------
              TOTAL INFORMATION TECHNOLOGY         395,241,709     402,953,673

              THIS SECTOR IS 2.0% ABOVE YOUR FUND'S COST.

MATERIALS

              ALUMINUM - 0.3%
    425,000   Century Aluminum Co.*<F3>             12,034,759      12,860,500

              CONSTRUCTION MATERIALS - 1.1%
    415,222   Headwaters Inc.*<F3>                  10,915,711      13,627,586
    500,300   Martin Marietta Materials, Inc.       24,563,545      27,976,776

              DIVERSIFIED CHEMICALS - 0.1%
    160,700   Olin Corp.                             3,911,030       3,583,610

              DIVERSIFIED METALS & MINING - 4.3%
    388,500   Arch Coal, Inc.                       12,242,659      16,709,385
  1,400,000   Phelps Dodge Corp.                   112,574,286     142,422,000

              STEEL - 6.8%
    219,900   Carpenter Technology Corp.            13,749,056      13,064,259
    381,900   Cleveland-Cliffs Inc.                 23,792,988      27,829,053
    623,100   Commercial Metals Co.                 19,999,701      21,116,859
  5,200,000   Companhia Vale do Rio Doce-ADR       119,664,774     164,372,000
    110,500   IPSCO, Inc.                            2,688,515       5,635,500
    357,500   Oregon Steel Mills, Inc.*<F3>          7,217,268       8,222,500
    352,000   Steel Dynamics, Inc.                  14,282,474      12,126,400
                                                --------------  --------------
              TOTAL MATERIALS                      377,636,766     469,546,428

              THIS SECTOR IS 24.3% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
              Total common stocks                3,131,158,360   3,579,339,302

REITS - 0.5% (A)<F4>

FINANCIALS

              REAL ESTATE INVESTMENT TRUSTS - 0.5%
  1,025,500   Host Marriott Corp.                   16,798,261      16,982,280
                                                --------------  --------------
              TOTAL FINANCIALS                      16,798,261      16,982,280

              THIS SECTOR IS 1.1% ABOVE YOUR FUND'S COST.

                                                --------------  --------------
              Total long-term investments        3,147,956,621   3,596,321,582

 PRINCIPAL
   AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 1.5% (A)<F4>

              COMMERCIAL PAPER - 1.5%
$54,000,000   Countrywide Home Loans,
              due 04/01/05, discount of 2.88%       54,000,000      54,000,000

              VARIABLE RATE DEMAND NOTE - 0.0%
  1,718,637   U.S. Bank, N.A., 2.60%                 1,718,637       1,718,637
                                                --------------  --------------
              Total short-term investments          55,718,637      55,718,637
                                                --------------  --------------
              Total investments                 $3,203,675,258   3,652,040,219
                                                --------------
                                                --------------
              Cash and receivables, less
               liabilities 1.1% (A)<F4>                             39,860,733
                                                                --------------
               NET ASSETS                                       $3,691,900,952
                                                                --------------
                                                                --------------
              Net Asset Value Per Share
              ($0.01 par value 500,000,000
              shares authorized), offering
              and redemption price
              ($3,691,900,952 / 134,424,432
              shares outstanding)                                       $27.46
                                                                        ------
                                                                        ------

  *<F3>   Non-dividend paying security.
(a)<F4> Percentages for the various classifications relate to net assets. ADR -- American Depository Receipts.
N.V. -- Netherlands Antillies Limited Liability Corp.

  The accompanying notes to financial statements are an integral part of this statement.

                             BRANDYWINE FUND, INC.
                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2005
                                  (Unaudited)

INCOME:
   Dividends                                                      $ 15,072,594
   Interest                                                            831,475
                                                                  ------------
       Total income                                                 15,904,069
                                                                  ------------

EXPENSES:
   Management fees                                                  18,316,065
   Transfer agent fees                                                 773,080
   Administrative services                                             309,425
   Printing and postage expense                                        186,766
   Board of Directors fees                                             117,017
   Custodian fees                                                      104,146
   Insurance expense                                                    53,656
   Professional fees                                                    33,377
   Registration fees                                                    29,825
   Other expenses                                                       17,958
                                                                  ------------
       Total expenses                                               19,941,315
                                                                  ------------
NET INVESTMENT LOSS                                                 (4,037,246)
                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS                                   334,921,380
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS             135,525,591
                                                                  ------------
NET GAIN ON INVESTMENTS                                            470,446,971
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $466,409,725
                                                                  ------------
                                                                  ------------

                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2005 (Unaudited)
                   and For the Year Ended September 30, 2004

                                                                                       2005               2004
                                                                                       ----               ----
OPERATIONS:
   Net investment loss                                                            $   (4,037,246)    $  (20,471,883)
   Net realized gain on investments                                                  334,921,380        279,692,234
   Net increase in unrealized appreciation on investments                            135,525,591        196,081,197
                                                                                  --------------     --------------
       Net increase in net assets resulting from operations                          466,409,725        455,301,548
                                                                                  --------------     --------------


FUND SHARE ACTIVITIES:
   Proceeds from shares issued (5,602,579 and 15,923,002 shares, respectively)       148,951,261        381,959,569
   Cost of shares redeemed (19,434,973 and 26,634,617 shares, respectively)         (510,252,731)      (636,057,970)
                                                                                  --------------     --------------
       Net decrease in net assets derived from Fund share activities                (361,301,470)      (254,098,401)
                                                                                  --------------     --------------

       TOTAL INCREASE                                                                105,108,255        201,203,147

NET ASSETS AT THE BEGINNING OF THE PERIOD                                          3,586,792,697      3,385,589,550
                                                                                  --------------     --------------
NET ASSETS AT THE END OF THE PERIOD                                               $3,691,900,952     $3,586,792,697
                                                                                  --------------     --------------
                                                                                  --------------     --------------

  The accompanying notes to financial statements are an integral part of these statements.

                             BRANDYWINE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                              For the Six Months                      Years Ended September 30,
                                             ended March 31, 2005    -----------------------------------------------------------
                                                 (Unaudited)         2004          2003         2002          2001          2000
                                             --------------------    ----          ----         ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $24.19          $21.30        $19.08       $22.93        $46.23        $35.09

Income from investment operations:
  Net investment loss(1)<F7>                         (0.03)          (0.13)        (0.10)       (0.12)        (0.09)        (0.25)
  Net realized and unrealized gains (losses)
   on investments                                     3.30            3.02          2.32        (3.73)        (7.10)        14.51
                                                    ------          ------        ------       ------        ------        ------
Total from investment operations                      3.27            2.89          2.22        (3.85)        (7.19)        14.26

Less distributions:
  Dividend from net investment income                   --              --            --           --            --            --
  Distributions from net realized gains                 --              --            --           --        (16.11)        (3.12)
                                                    ------          ------        ------       ------        ------        ------
Total from distributions                                --              --            --           --        (16.11)        (3.12)
                                                    ------          ------        ------       ------        ------        ------
Net asset value, end of period                      $27.46          $24.19        $21.30       $19.08        $22.93        $46.23
                                                    ------          ------        ------       ------        ------        ------
                                                    ------          ------        ------       ------        ------        ------
TOTAL INVESTMENT RETURN                              13.52%(a)<F5>   13.57%        11.64%      (16.79%)      (22.46%)       42.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)           3,691,901       3,586,793     3,385,590    3,196,859     4,302,986     5,983,163
Ratio of expenses to average net assets               1.09%(b)<F6>    1.08%         1.09%        1.08%         1.06%         1.04%
Ratio of net investment loss
  to average net assets                              (0.22%)(b)<F6>  (0.55%)       (0.53%)      (0.52%)       (0.32%)       (0.61%)
Portfolio turnover rate                               80.4%          247.0%        279.3%       272.9%        284.3%        244.0%

(a)<F5>   Not Annualized.
(b)<F6>   Annualized.
(1)<F7> In 2005, 2004, 2003, 2002 and 2001, net investment loss per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

                              BRANDYWINE BLUE FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2005
                                  (Unaudited)

  SHARES                                               COST           VALUE
  ------                                               ----           -----

LONG-TERM INVESTMENTS - 95.8% (A)<F9>
COMMON STOCKS - 95.0% (A)<F9>

CONSUMER DISCRETIONARY

             CONSUMER ELECTRONICS - 1.7%
    293,100  Garmin Ltd.                           $ 15,656,710   $ 13,576,392

             DEPARTMENT STORES - 4.8%
    750,000  Kohl's Corp.*<F8>                       39,548,026     38,722,500

             FOOTWEAR - 3.1%
    300,000  NIKE, Inc. Cl B                         26,016,006     24,993,000

             HOMEBUILDING - 5.5%
    411,000  Centex Corp.                            21,343,123     23,537,970
    275,000  Pulte Homes, Inc.                       19,499,287     20,248,250

             HOTELS, RESORTS & CRUISE LINES - 4.8%
    647,300  Starwood Hotels & Resorts
              Worldwide, Inc.                        37,583,656     38,857,419

             PUBLISHING - 2.6%
    237,300  McGraw-Hill Companies, Inc.             21,269,027     20,704,425
                                                   ------------   ------------
             TOTAL CONSUMER DISCRETIONARY           180,915,835    180,639,956

             THIS SECTOR IS 0.2% BELOW YOUR FUND'S COST.

CONSUMER STAPLES

             DRUG RETAIL - 2.5%
    375,000  CVS Corp.                               18,107,962     19,732,500
                                                   ------------   ------------
             TOTAL CONSUMER STAPLES                  18,107,962     19,732,500

             THIS SECTOR IS 9.0% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING - 3.7%
    500,000  Nabors Industries, Ltd.*<F8>            22,890,806     29,570,000

             OIL & GAS EQUIPMENT & SERVICES - 7.0%
    472,300  Halliburton Co.                         17,928,659     20,426,975
    618,900  Weatherford International Ltd.*<F8>     29,282,002     35,859,066

             OIL & GAS EXPLORATION & PRODUCTION - 6.1%
  1,321,500  Chesapeake Energy Corp.                 28,214,404     28,993,710
    594,200  Talisman Energy Inc.                    19,811,524     20,291,930
                                                   ------------   ------------
             TOTAL ENERGY                           118,127,395    135,141,681

             THIS SECTOR IS 14.4% ABOVE YOUR FUND'S COST.

FINANCIALS

             INVESTMENT BANKING & BROKERAGE - 2.4%
  1,582,200  E*TRADE Financial Corp.*<F8>            22,767,648     18,986,400

             PROPERTY & CASUALTY INSURANCE - 3.3%
    487,100  Allstate Corp.                          21,057,064     26,332,626
                                                   ------------   ------------
             TOTAL FINANCIALS                        43,824,712     45,319,026

             THIS SECTOR IS 3.4% ABOVE YOUR FUND'S COST.

HEALTH CARE

             BIOTECHNOLOGY - 2.7%
    371,000  Amgen Inc.*<F8>                         23,421,088     21,595,910

             HEALTH CARE EQUIPMENT - 2.9%
    402,600  Fisher Scientific
               International Inc.*<F8>               24,166,712     22,915,992
                                                   ------------   ------------
             TOTAL HEALTH CARE                       47,587,800     44,511,902

             THIS SECTOR IS 6.5% BELOW YOUR FUND'S COST.

INDUSTRIALS

             AIR FREIGHT & LOGISTICS - 2.7%
    232,600  FedEx Corp.                             21,796,838     21,852,770

             COMMERCIAL PRINTING - 2.7%
    680,000  R. R. Donnelley & Sons Co.              23,362,140     21,501,600

             INDUSTRIAL CONGLOMERATES - 2.4%
    540,000  General Electric Co.                    17,254,568     19,472,400

             INDUSTRIAL MACHINERY - 7.0%
    440,000  Ingersoll-Rand Co.                      31,647,491     35,046,000
    232,000  ITT Industries, Inc.                    19,617,604     20,935,680

             RAILROADS - 7.8%
    600,000  Burlington Northern
              Santa Fe Corp.                         22,771,407     32,358,000
    434,600  Union Pacific Corp.                     27,347,108     30,291,620
                                                   ------------   ------------
             TOTAL INDUSTRIALS                      163,797,156    181,458,070

             THIS SECTOR IS 10.8% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             COMMUNICATIONS EQUIPMENT - 4.2%
  3,000,000  Corning Inc.*<F8>                       34,176,858     33,390,000

             COMPUTER STORAGE & PERIPHERALS - 2.6%
  1,075,000  Seagate Technology                      19,327,455     21,016,250

             SEMICONDUCTORS - 1.3%
    356,900  Xilinx, Inc.                            10,356,749     10,432,187

             SYSTEMS SOFTWARE - 0.0%
      4,581  Computer Associates
              International, Inc.                             0        124,145
                                                   ------------   ------------
             TOTAL INFORMATION TECHNOLOGY            63,861,062     64,962,582

             THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

MATERIALS

             DIVERSIFIED METALS & MINING - 4.2%
    330,400  Phelps Dodge Corp.                      27,118,644     33,611,592

             STEEL - 7.0%
  1,217,500  Companhia Vale do Rio Doce-ADR          26,057,243     38,485,175
    312,300  Nucor Corp.                             19,698,198     17,975,988
                                                   ------------   ------------
             TOTAL MATERIALS                         72,874,085     90,072,755

             THIS SECTOR IS 23.6% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    709,096,007    761,838,472

REITS - 0.8% (A)<F9>

FINANCIALS

             REAL ESTATE INVESTMENT TRUSTS - 0.8%
    400,000  Host Marriott Corp.                      6,620,760      6,624,000
                                                   ------------   ------------
             TOTAL FINANCIALS                         6,620,760      6,624,000

             THIS SECTOR IS 0.0% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total long-term investments            715,716,767    768,462,472

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 4.1% (A)<F9>

             COMMERCIAL PAPER - 3.9%
$31,000,000  Countrywide Home Loans,
             due 04/01/05, discount of 2.88%         31,000,000     31,000,000

             VARIABLE RATE DEMAND NOTE - 0.2%
  1,957,041  U.S. Bank, N.A., 2.60%                   1,957,041      1,957,041
                                                   ------------   ------------
             Total short-term investments            32,957,041     32,957,041
                                                   ------------   ------------
             Total investments                     $748,673,808    801,419,513
                                                   ------------
                                                   ------------
             Cash and receivables, less
             liabilities 0.1% (A)<F9>                                  980,582
                                                                  ------------
              NET ASSETS                                          $802,400,095
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($802,400,095 / 28,965,778
             shares outstanding)                                        $27.70
                                                                        ------
                                                                        ------

  *<F8>   Non-dividend paying security.
(a)<F9> Percentages for the various classifications relate to net assets. ADR -- American Depository Receipts

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2005
                                  (Unaudited)

INCOME:
   Dividends                                                       $ 3,454,390
   Interest                                                            433,606
                                                                   -----------
       Total income                                                  3,887,996
                                                                   -----------
EXPENSES:
   Management fees                                                   3,257,120
   Transfer agent fees                                                  80,547
   Administrative services                                              73,075
   Registration fees                                                    36,346
   Printing and postage expense                                         31,639
   Board of Directors fees                                              25,716
   Professional fees                                                    20,062
   Custodian fees                                                       13,008
   Insurance expense                                                     7,524
   Other expenses                                                       13,532
                                                                   -----------
       Total expenses                                                3,558,569
                                                                   -----------
NET INVESTMENT INCOME                                                  329,427
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    36,671,130
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              16,437,390
                                                                   -----------
NET GAIN ON INVESTMENTS                                             53,108,520
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $53,437,947
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                              BRANDYWINE BLUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2005 (Unaudited)
                   and for the Year Ended September 30, 2004

                                                                                       2005                2004
                                                                                       ----                ----
OPERATIONS:
   Net investment income (loss)                                                    $    329,427        $ (1,398,938)
   Net realized gain on investments                                                  36,671,130          33,958,803
   Net increase in unrealized appreciation on investments                            16,437,390          28,410,380
                                                                                   ------------        ------------
       Net increase in net assets resulting from operations                          53,437,947          60,970,245
                                                                                   ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (9,746,582 and 8,853,587 shares, respectively)       268,059,613         215,636,391
   Cost of shares redeemed (1,864,188 and 2,384,780 shares, respectively)           (50,613,123)        (57,816,638)
                                                                                   ------------        ------------
       Net increase in net assets derived from Fund share activities                217,446,490         157,819,753
                                                                                   ------------        ------------
       TOTAL INCREASE                                                               270,884,437         218,789,998

NET ASSETS AT THE BEGINNING OF THE PERIOD                                           531,515,658         312,725,660
                                                                                   ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                $802,400,095        $531,515,658
                                                                                   ------------        ------------
                                                                                   ------------        ------------

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                              For the Six Months                      Years Ended September 30,
                                             ended March 31, 2005    -----------------------------------------------------------
                                                 (Unaudited)         2004          2003         2002          2001          2000
                                             --------------------    ----          ----         ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                $25.21          $21.40        $18.30       $21.31        $37.39        $29.46

Income from investment operations:
  Net investment income (loss)(1)<F12>                 .01           (0.08)        (0.08)       (0.05)        (0.05)        (0.21)
  Net realized and unrealized gains (losses)
   on investments                                     2.48            3.89          3.18        (2.96)        (5.32)        10.32
                                                    ------          ------        ------       ------        ------        ------
Total from investment operations                      2.49            3.81          3.10        (3.01)        (5.37)        10.11
                                                    ------          ------        ------       ------        ------        ------

Less distributions:
  Dividend from net investment income                   --              --            --           --            --            --
  Distributions from net realized gains                 --              --            --           --        (10.71)        (2.18)
                                                    ------          ------        ------       ------        ------        ------
Total from distributions                                --              --            --           --        (10.71)        (2.18)
                                                    ------          ------        ------       ------        ------        ------
Net asset value, end of period                      $27.70          $25.21        $21.40       $18.30        $21.31        $37.39
                                                    ------          ------        ------       ------        ------        ------
                                                    ------          ------        ------       ------        ------        ------
TOTAL INVESTMENT RETURN                               9.88%(a)<F10>  17.80%        16.94%      (14.12%)      (19.92%)       35.53%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)             802,400         531,516       312,726      217,738       271,947       407,839
Ratio of expenses to average net assets               1.09%(b)<F11>   1.13%         1.14%        1.13%         1.09%         1.07%
Ratio of net investment income (loss)
  to average net assets                               0.10%(b)<F11>  (0.32%)       (0.41%)      (0.26%)       (0.18%)       (0.56%)
Portfolio turnover rate                              88.44%          247.4%        300.0%       310.7%        274.5%        245.7%

(a)<F10>  Not Annualized.
(b)<F11>  Annualized.
(1)<F12>  In 2005, 2004, 2003, 2002 and 2001, net investment income (loss) per share was calculated using average shares outstanding. In 2000, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                              THE BRANDYWINE FUNDS
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2005 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Fund, Inc. (the "Brandywine Fund") and Brandywine Blue Fund (the "Blue Fund," one of two Funds in a series of the Brandywine Blue Fund, Inc.) (collectively the "Brandywine Funds" or the "Funds"). Each Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Brandywine Fund was incorporated under the laws of Maryland on October 9, 1985. The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of each Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset values for financial reporting and for executing shareholder transactions may arise.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

     Each Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, each Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of such Fund. Also, the Adviser is reimbursed for administrative services rendered to each Fund by a consultant paid by the Adviser.

     The Adviser entered into sub-advisory agreements with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of each of the Funds. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day-to-day management of the Funds. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Funds pay to the Adviser.

     The Brandywine Fund and Brandywine Blue Fund pay each of the six independent directors annual fees of $20,000 and $5,000, respectively. The Lead Independent Director and Chairman of the Audit Committee are paid additional fees of $5,000 and $2,500 annually, divided proportionately among all the Funds. All of the independent directors have elected to defer the receipt of all of the compensation they earn as directors through a deferred compensation plan. Under the plan, the compensation credited to the directors is in the form of phantom shares of the Funds. Therefore, the amounts deferred under the plan increase or decrease in value as if they had been invested in shares of the applicable Fund. Each Fund maintains a payable for the directors' deferred compensation and recognizes its change in value as an expense. The Funds also reimburse directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2005 the Funds expensed the following directors fees and costs:

                                                         Brandywine      Blue
                                                            Fund         Fund
                                                         ----------      ----
     Directors Fees and Travel Costs Paid
       during the Period                                  $ 63,760    $ 16,714
     Appreciation in Deferred Compensation
       Plan Phantom Shares                                  54,291      10,035
                                                          --------     -------
           Total Director Fees and Related Costs          $118,051     $26,749

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to each Fund a credit facility pursuant to Credit Agreements effective July 22, 2004, for the purpose of having cash available to cover incoming redemptions. The Brandywine Fund has a $50,000,000 credit facility and the Blue Fund has a $10,000,000 credit facility. Principal and interest of such loan under the Credit Agreements are due not more than 31 days after the date of the loan. Amounts under the credit facilities bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the respective Fund. During the six months ended March 31, 2005, neither Fund borrowed against their Agreement. The Credit Agreements expire on December 18, 2005.

(4)  DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the six months ended March 31, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                                                      SALE          TRANSACTION      RATIO OF COST TO
                                 PURCHASES          PROCEEDS           COST         AVERAGE NET ASSETS
                                 ---------          --------        -----------     ------------------
     Brandywine Fund          $2,894,001,183     $3,307,805,945     $10,095,520             0.27%
     Blue Fund                   760,074,457        554,225,220       2,036,547             0.31%

     Transaction cost represents the total commissions paid by each Fund on its respective purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2005, liabilities of each Fund included the following:

                                                           Brandywine             Blue
                                                              Fund                Fund
                                                           ----------             ----
     Payable to brokers for investments purchased        $   32,300,159       $ 13,866,401
     Due to custodian                                         3,399,800                 --
     Payable to Adviser for management fees                   3,191,542            662,624
     Deferred compensation plan for Directors                   538,620            137,723
     Payable to shareholders for redemptions                    147,204             12,924
     Other liabilities                                          720,236             24,921

(7)  SOURCES OF NET ASSETS

     As of March 31, 2005, the sources of net assets were as follows:

     Fund shares issued and outstanding                  $3,916,301,938       $732,822,547
     Net unrealized appreciation on investments             448,364,961         52,745,705
     Accumulated net realized (losses) gains               (672,227,327)        16,640,139
     Undistributed net investment income                             --            329,427
     Accumulated net investment loss                           (538,620)          (137,723)
                                                         --------------       ------------
                                                         $3,691,900,952       $802,400,095
                                                         --------------       ------------
                                                         --------------       ------------

(8)  INCOME TAX INFORMATION

     The following information for the Funds is presented on an income tax basis as of March 31, 2005:

                                                  GROSS            GROSS         NET UNREALIZED
                               COST OF         UNREALIZED        UNREALIZED       APPRECIATION
                             INVESTMENTS      APPRECIATION      DEPRECIATION     ON INVESTMENTS
                             -----------      ------------      ------------     --------------
     Brandywine Fund       $3,203,940,905     $507,194,743      $59,095,429        $448,099,314
     Blue Fund                748,674,474       69,777,995       17,032,956          52,745,039

     The following information for the Funds is presented on an income tax basis as of September 30, 2004:

                                                  GROSS           GROSS        NET UNREALIZED     DISTRIBUTABLE    DISTRIBUTABLE
                               COST OF         UNREALIZED       UNREALIZED      APPRECIATION         ORDINARY        LONG-TERM
                             INVESTMENTS      APPRECIATION     DEPRECIATION    ON INVESTMENTS         INCOME       CAPITAL GAINS
                             -----------      ------------     ------------    --------------     -------------    -------------
     Brandywine Fund       $3,313,100,506     $388,573,669     $74,320,440      $314,253,229        $      --       $       --
     Blue Fund                496,605,023       45,697,068       8,695,584        37,001,484        $      --       $       --

     The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

(8)  INCOME TAX INFORMATION (continued)

     The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                 SEPTEMBER 30, 2004                                     SEPTEMBER 30, 2003
                        ---------------------------------------------------------------------     -------------------------------
                           ORDINARY         LONG-TERM          NET CAPITAL                           ORDINARY         LONG-TERM
                            INCOME        CAPITAL GAINS            LOSS          POST-OCTOBER         INCOME        CAPITAL GAINS
                        DISTRIBUTIONS     DISTRIBUTIONS         CARRYOVERS          LOSSES        DISTRIBUTIONS     DISTRIBUTIONS
                        -------------     -------------         ----------       ------------     -------------     -------------
     Brandywine Fund       $     --         $     --          $1,008,483,332       $     --          $     --         $     --
     Blue Fund             $     --         $     --          $   20,690,340       $     --          $     --         $     --

     The Brandywine Fund and the Blue Fund have utilized $279,658,978 and $32,658,100, respectively, of their capital loss carryovers during the year ended September 30, 2004.

     Since there were no ordinary distributions paid for either Fund for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. Brandywine and Brandywine Blue do not have 12b-1 distribution fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Brandywine Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Funds. To determine your total costs of investing in the Funds, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

   The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 30, 2004 through March 31, 2005.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While the Brandywine Funds currently do not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                                        BEGINNING          ENDING           EXPENSES PAID
                                                         ACCOUNT           ACCOUNT       DURING PERIOD*<F13>
                                                          VALUE             VALUE             09/30/04-
                                                         09/30/04         03/31/05            03/31/05
                                                         --------         --------            --------
 Brandywine Actual $1,000                               $1,000.00         $1,135.20             $5.80
 Hypothetical (5% return before expenses)               $1,000.00         $1,025.00             $5.50
 Brandywine Blue Actual $1,000                          $1,000.00         $1,098.80             $5.70
 Hypothetical (5% return before expenses) $1,000        $1,000.00         $1,025.00             $5.50

*<F13> Expenses are equal to the Funds' annualized expense ratios of 1.09% and 1.09%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between September 30, 2004 and March 31, 2005).

                      BRANDYWINE FUNDS ADVISORY AGREEMENTS

   On December 6, 2004, the Board of Directors of the Funds approved the continuation of the advisory agreements with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreements, the Board considered:

   o  the nature, extent and quality of the services provided by Friess

   o  the investment performance of the Funds

   o the costs of the services to be provided and profits to be realized by Friess from its relationship with the Funds

   o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale

   o  the expense ratios of the Funds

   o the manner in which portfolio transactions for the Funds are conducted, including the use of soft dollars

   In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Funds. The Board concluded that Friess was providing essential services to the Funds. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

   The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements.

   In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by Friess from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds were higher than the average advisory fees paid by comparable mutual funds, but the expense ratios of the Funds were lower than the average expense ratios of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1% advisory fee, which eliminates potential conflicts of interest for Friess between the Funds and the other portfolios it manages. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Funds grew, but did not consider that factor to be significant in light of the other factors considered.

   Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Funds and that Friess was executing the Funds portfolio transactions in a manner designed to obtain best execution for the Funds.

              ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY
                       AND QUARTERLY PORTFOLIO SCHEDULES

   For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 656-3017 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Funds' website at http://www.brandywinefunds.com or the website of the Commission. The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Funds' Forms N-Q are available on the Commission's website; and
(iii) the Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  "IT REMAINS CLEAR THAT THE [FRIESS] TEAM IS OBSESSIVE AND THOROUGH WHEN IT COMES TO CONDUCTING INDUSTRY TRADE CHECKS. They talk to companies up and down the food chain, and across sectors and industries to help them uncover good ideas and get an information edge over the competition. We view the team's emphasis on this practice as the most important aspect of the team's success."

                             No-Load Fund Analyst, "Fund Updates," March 2005

  "ONE OF THE SECRETS OF THE FRIESS TEAM'S SUCCESS IS THAT ITS GROWTH-ORIENTED STYLE IS TEMPERED BY A CON-SCIOUSNESS OF VALUE. Compared to other growth funds, it's not uncommon for Brandywine and Brandywine Blue to lag their peers in go-go markets, lead them in more difficult times and provide a smoother, more-profitable ride over the long run."

    Louis Rukeyser's Mutual Funds, "The New Leader of a Top Team," March 2005

  "WHAT MAKES A GREAT FUND? A GREAT MANAGER. MEET THOSE ON THE HONOR ROLL." Brandywine Fund named to Kiplinger's list of "16 Funds We Love."

   Kiplinger's Personal Finance Mutual Funds, "16 Funds We Love," Spring 2005

  "BRANDYWINE HAS WHAT IT TAKES TO GET THE MID-CAP GROWTH JOB DONE -- AND THEN SOME. The price tag here is reasonable, and the manager is rock-solid."

                Motley Fool Champion Funds, "Fund of the Month," January 2005

DEFINITIONS AND DISCLOSURES

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

The funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment companies, and it may be obtained by calling 1-800-656-3017, or visiting www.brandywinefunds.com. Read it carefully before investing.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 3/31/05, unless listed in the accompanying statements of net assets. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

As of March 31, 2005, the Russell 3000 Index's average annual total returns for 1, 5 and 10 years were 7.09, -2.48 and 10.80 percent; the Russell 3000 Growth Index's were 1.15, -10.94 and 7.87 percent; the Russell 1000 Index's were 7.24, -2.97 and 10.93 percent; the Russell 1000 Growth Index's were 1.16, -11.28 and
8.15 percent; and the S&P 500 Index's were 6.69, -3.16 and 10.79 percent. As of March 31, 2005, the average fund in Morningstar's Mid-cap Growth category had average annual total returns for 1, 5 and 10 years of 5.14, -6.84 and 9.28 percent, and the average fund in Morningstar's Large Growth category had returns of 1.45, -9.73 and 7.85 percent.

   CAPITAL GAINS UPDATE . . .

   An October capital gains distribution seems unlikely for Brandywine Fund, which during the March quarter reduced its net realized loss position to about $5.00 per share. Brandywine Blue Fund finished the quarter with a net realized gain of approximately $0.57 a share, raising the possibility of a distribution. These are only estimates provided for planning purposes. The amount of gains and losses realized over the next six months will be the deciding factor on whether distributions are in order, so please look for updates in future quarterly reports.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
(800) 656-3017              www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm: PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP

  OFFICERS: Foster Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

Report Editor: Chris Aregood
Report Staff: Rebecca Buswell, David Marky, Adam Rieger



                        (BRANDYWINE ADVISORS FUND LOGO)

MANAGED BY FRIESS ASSOCIATES, LLC       SEMI-ANNUAL REPORT       MARCH 31, 2005

DEAR FELLOW SHAREHOLDERS:

   Brandywine Advisors Fund grew 1.27 percent in a March-quarter environment marked by declines in the Russell Midcap, Russell Midcap Growth and S&P 500 Indexes of 0.25, 1.67 and 2.15 percent. The average fund in Morningstar's mid-cap growth category fell 3.03 percent.

   Seventeen of the 20 fund categories tracked by Morningstar lost ground during the quarter. The exceptions were "bear market" funds and specialty funds focused on either utilities or natural resources.

   Energy-related holdings were particularly strong for Brandywine Advisors as oil prices flirted with a new high and helped draw attention to the group's earnings strength. Oil and gas producer Chesapeake Energy was the portfolio's top contributor, while service providers National Oilwell Varco, Weatherford International and Nabors Industries claimed spots among the top 10 positive influences on total gains. All four companies exceeded earnings estimates in their most recently reported quarter.

   Holdings from the raw materials sector also aided results. Arch Coal, which sells nearly all of its coal to domestic electricity generation facilities, and integrated steel producer U. S. Steel were notable standouts. The Fund sold U.S. Steel during the quarter after a substantial surge following its June 2004 purchase brought the stock to our internal price target.

   Technology and financial services holdings detracted most from portfolio performance, mirroring trends present in benchmark indexes. Based on individual-company earnings trends, the portfolio was less exposed to these sectors than benchmarks, mitigating their impact on relative results.

   For more information on the holdings that influenced March-quarter performance the most, please see "Roses & Thorns" on page 4.

   The March quarter was marked by concerns over interest rates and oil. When those factors weren't weighing on the collective market mindset, stocks danced in different directions on retail sales reports, jobless claims, consumer confidence and the like. Sometimes it seems the investors behind the market's daily swings worry about nearly everything but the actual companies whose fortunes ultimately influence share prices.

   Every macro environment presents its own unique challenges and, without fail, many smart people who make good livings in this business interpret the same broad signals yet manage to reach widely divergent conclusions. One strategist's ray of hope can be another's harbinger of doom. The day-by-day attempts to get a handle on how each new statistical nugget might impact "the market" only reinforce our point of view that there is no magic top-down plan of attack for investing that can be employed successfully and repeatedly.

   Rather than venturing our best top-down guess as to how the environment could dictate the market's destiny, we concentrate our efforts on exhaustive research to uncover the ways individual companies can determine their own fates. By taking a bottom-up view, we identify companies that prosper with the help of current trends and, in some cases, despite them. For us, a rapidly growing company selling at a price that doesn't fully reflect its earnings potential represents a good investment in virtually any environment.

 CUMULATIVE TOTAL RETURN                BRANDYWINE ADVISORS
 -----------------------                -------------------
 QUARTER                                        1.27
 ONE YEAR                                       9.41
 INCEPTION - 10/31/00                          -1.24

 ANNUALIZED TOTAL RETURN
 -----------------------
 INCEPTION - 10/31/00                          -0.28

 Performance data quoted represents past performance; past performance does
 --------------------------------------------------------------------------
 not guarantee future results. The investment return and principal value of an
 -----------------------------
 investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   Whether capitalizing on a broad trend or carving out a unique niche, each company we hold enjoys a level of self-determination that gives it the potential to stand out from the crowd. Flir Systems aims to win more military business by developing its cutting-edge products to Defense Department specs without government funding, appealing to an increasingly cost conscious Pentagon. Precision Castparts used the lean times following September 11 to cut costs and expand its product line, positioning it well to profit from fleet additions and maintenance work that airlines can no longer postpone.

   On a given day, the market might indeed move on over-simplified assumptions made by trading-minded investors with itchy trigger fingers. Over time, however, individual-company fundamentals serve as the ultimate equalizer by providing hard facts to refute misguided gloom and unfounded optimism alike.

   An infamous anniversary marked during the March quarter serves as a good case in point. Over-investment in technology fueled largely by infinite-horizon expectations for the Internet led to a seemingly broad consensus that little else was worth investing in but tech. In the end, many investors ignored important earnings and valuation realities to their peril. The tech-heavy Nasdaq Composite is still down roughly 60 percent from its all-time high on March 10 - five years ago!

   Although we hold some tech companies today, our exposure to the overall sector remains limited. A combination of modest end demand and excess production capacity marks many tech-related business lines, resulting in a lack of pricing leverage. Our investment strategy isolates individual companies with above-average earnings strength and, in the current climate, notable concentrations of companies with more compelling earnings prospects exist outside the tech sector.

   After retreating oil prices helped ignite a rally in the December quarter last year, the stock market finds itself over a barrel early in 2005. The price of crude oil, consistently hovering above $50 a barrel in recent weeks, again ominously threatens market sentiment because of its potential economic ramifications. So far, however, so good.

   The trend fuels opportunities, and we continue to hold certain companies posting substantial earnings growth amid a pricing-encouraged increase in energy exploration and production. As for broader economic implications, higher prices have persisted for some time now without materially dampening commerce.

   Economists can quibble over the details, but the general backdrop remains conducive to growth. Although rising interest rates should be noted, it's important to keep in mind that the Fed's aim is to prevent excessive inflation that would throw a wrench into the nation's economic works. After-tax corporate profit growth hit a three-year high in last year's fourth quarter, and we're not about to lose sleep wondering whether economic growth forecasts might be off by a few tenths of a percentage point.

   Top-down views offer endless possibilities, making reliable decision-making a challenging pursuit. The view from the bottom-up identifies tangible information, the kind of actionable insights that foreshadow each company's ultimate direction.

   We look forward to continuing to glean our signals from the individual-company level on your behalf. Have a great spring!

   Bill D'Alonzo
   Chief Executive Officer                                    April 14, 2005

CAPITAL GAINS UPDATE . . .

Brandywine Advisors Fund finished the March quarter with a net realized gain of approximately $0.29 a share. This raises the possibility that the Fund will distribute capital gains in October, but the amount of gains and losses realized over the next six months will determine whether that turns out to be the case. The net realized gain at the end of March is only an estimate and it will change, so please look for updates in future quarterly reports.

                            BRANDYWINE ADVISORS FUND

     PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST AS OF MARCH 31, 2005

      1.   Chesapeake Energy Corp.                                   +66.7%
      2.   National Oilwell Varco Inc.                               +37.8%
      3.   Fisher Scientific International Inc.                      +37.8%
      4.   Phelps Dodge Corp.                                        +36.7%
      5.   Yellow Roadway Corp.                                      +34.8%
      6.   KB Home, Inc.                                             +53.4%
      7.   Centex Corp.                                              +16.4%
      8.   Pentair, Inc.                                             +22.5%
      9.   E*TRADE Financial Corp.                                   -14.4%
     10.   Ryder System, Inc.                                        +15.2%

                                  EARNINGS GROWTH

                         THE FUND'S COMPANIES       27%
                         S&P 500                    10%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2005 VS 2004

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. MARCH 31, 2005.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     97.7%

                                      CASH
                                      2.3%

                            TOP TEN INDUSTRY GROUPS

Oil & Gas Equipment & Services (8.5%)
Diversified Metals & Mining (6.8%)
Homebuilding (6.7%)
Oil & Gas Exploration & Production (6.6%)
Aerospace & Defense (6.1%)
Industrial Machinery (5.9%)
Health Care Equipment (5.5%)
Oil & Gas Drilling (4.3%)
Trucking (3.4%)
Investment Banking & Brokerage (2.9%)
All Other Industry Groups (41.0%)
Cash (2.3%)

                            BRANDYWINE ADVISORS FUND
                        MARCH QUARTER "ROSES AND THORNS"

                           $ GAIN
  BIGGEST $ WINNERS    (IN THOUSANDS)   % GAIN    REASON FOR MOVE
  -----------------     -------------   ------    ---------------
  Chesapeake Energy       $1,840.0       33.0
        Corp.                                     December-quarter earnings grew 19 percent, beating estimates by 22 percent.
                                                  Quarterly revenues more than doubled to $942 million. In addition to owning considerable reserves, the on-shore natural-gas producer drills the deepest wells in the U.S., allowing it to exceed production expectations amid surging energy demand.

   National Oilwell
     Varco, Inc.          $1,783.0       32.3     Closed during the quarter, the merger of National-Oilwell and Varco created a combination that now offers customers a broader selection of drilling-related services. December-quarter earnings grew 37 percent, beating estimates by 14 percent. Day rates increased as drillers looked to capitalize on higher prices, putting the company's oil-field services at a premium.

    United States          $941.0        14.5
     Steel Corp.                                  December-quarter earnings grew to $3.15 per share from a loss of $0.26 in the year-ago period. Global economic growth is straining supply and putting upward pressure on steel prices. The company is an integrated steel producer, meaning it mines its own raw materials for production, which provides a competitive advantage as competitors' material costs rise. The Fund sold U.S. Steel when it reached our target price.

Michaels Stores, Inc.      $772.3        21.1     The specialty retailer of arts-and-crafts goods beat January-quarter earnings estimates with 19 percent growth. New product offerings and prudent inventory management are boosting customer traffic and driving higher-than-anticipated same-
                                                  store sales.

   Arch Coal, Inc.         $735.1        18.9     December-quarter earnings grew to $0.34 per share from $0.04 a year ago, beating estimates by 17 percent. Arch Coal continues to benefit from surging demand, limited supply and elevated prices for its coal. The company maintains a dominant position in the western Powder River Basin, the only area of the country presently able to expand coal-mining capacity.

                           $ LOSS
   BIGGEST $ LOSERS    (IN THOUSANDS)   % LOSS    REASON FOR MOVE
   ----------------    --------------   ------    ---------------
     Avaya, Inc.          $2,207.0       30.0     December-quarter earnings nearly tripled to $0.20 per share, beating estimates.
                                                  While enterprise customers continue to adopt Avaya's voice-over-Internet protocol
                                                  (VoIP) solutions, integration of a recent acquisition is proceeding slower than expected. Additionally, the company's direct-sales channel was hampered due to a reshuffling of territories. The Fund sold Avaya to fund an idea with greater near-
                                                  term earnings prospects.

  E*Trade Financial
        Corp.              $926.5        14.9     December-quarter earnings grew 44 percent, beating estimates by 18 percent. Shares traded lower on concerns of increased price competition among online brokers. Only
                                                  20 percent of E*Trade Group's business comes from online trading. The company stands to benefit from the leverage in its diversified business model, which allows customers to sweep cash between its brokerage and more-profitable bank segments.

  Ryder System, Inc.       $651.9        12.7     The provider of logistics and transportation solutions grew December-quarter earnings 28 percent, beating estimates. Shares retraced early in the quarter on concerns related to a tax dispute, which was subsequently resolved. Tight capacity and high freight volumes throughout the trucking industry continue to encourage the outsourcing of distribution to Ryder.

  Fisher Scientific        $630.1         8.8
  International Inc.                              Shares of laboratory equipment makers traded lower after Waters Corp. cut its first-quarter profit forecast. While Waters cited weak industry trends, our research shows the issues were company-specific. Fisher Scientific's December-
                                                  quarter earnings grew 29 percent, beating estimates. Self-manufactured, higher-
                                                  margin products continue to represent an increasing percentage of revenues.

    Pentair, Inc.          $525.5        10.3     Following a substantial run up, shares retraced on concerns that higher raw-
                                                  material costs would offset the cost-saving synergies associated with recent acquisitions. Pentair has transformed from a diversified industrial company with an underperforming tools business into a more focused company primarily operating in water-related businesses. Water-related products and services make up about 70 percent of total revenues and offer higher-margin, higher-growth opportunities going forward.

All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2005
                                  (Unaudited)

  SHARES                                                COST          VALUE
  ------                                                ----           ----
LONG-TERM INVESTMENTS - 97.7% (A)<F15>
COMMON STOCKS - 96.3% (A)<F15>

CONSUMER DISCRETIONARY

             CONSUMER ELECTRONICS - 1.8%
    62,800   Garmin Ltd.                           $  3,358,689   $  2,908,896

             HOMEBUILDING - 6.7%
    84,200   Centex Corp.                             4,142,358      4,822,134
    45,400   KB Home, Inc.                            3,476,530      5,332,684
     6,700   Standard Pacific Corp.                     451,892        483,673

             SPECIALTY STORES - 2.8%
   122,000   Michaels Stores, Inc.                    3,359,377      4,428,600
                                                   ------------   ------------
             TOTAL CONSUMER DISCRETIONARY            14,788,846     17,975,987

             THIS SECTOR IS 21.6% ABOVE YOUR FUND'S COST.

ENERGY

             OIL & GAS DRILLING - 4.3%
    53,900   Nabors Industries, Ltd.*<F14>            2,256,821      3,187,646
   142,700   Patterson-UTI Energy, Inc.               3,556,400      3,570,354

             OIL & GAS EQUIPMENT & SERVICES - 8.5%
    75,300   Grant Prideco, Inc.*<F14>                1,407,089      1,819,248
   156,300   National Oilwell Varco Inc.*<F14>        5,296,602      7,299,210
    74,200   Weatherford International Ltd.*<F14>     3,094,919      4,299,148

             OIL & GAS EXPLORATION & PRODUCTION - 6.6%
   340,000   Chesapeake Energy Corp.                  4,474,101      7,459,600
    53,800   Southwestern Energy Co.*<F14>            3,134,129      3,053,688
                                                   ------------   ------------
             TOTAL ENERGY                            23,220,061     30,688,894

             THIS SECTOR IS 32.2% ABOVE YOUR FUND'S COST.

FINANCIALS

             ASSET MANAGEMENT & CUSTODY BANKS - 0.5%
    16,100   Investors Financial Services Corp.         706,764        787,451

             INVESTMENT BANKING & BROKERAGE - 2.9%
   378,800   E*TRADE Financial Corp.*<F14>            5,309,986      4,545,600

             REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
    67,600   CB Richard Ellis Group, Inc.*<F14>       2,460,640      2,365,324
                                                   ------------   ------------
             TOTAL FINANCIALS                         8,477,390      7,698,375

             THIS SECTOR IS 9.2% BELOW YOUR FUND'S COST.

HEALTH CARE

             BIOTECHNOLOGY - 1.7%
    77,000   Celgene Corp.*<F14>                      2,532,447      2,621,850

             HEALTH CARE EQUIPMENT - 5.5%
   115,400   Fisher Scientific
               International Inc.*<F14>               4,767,766      6,568,568
   102,500   PerkinElmer, Inc.                        2,084,500      2,114,575

             HEALTH CARE FACILITIES - 2.4%
   110,000   Community Health Systems Inc.*<F14>      3,365,664      3,840,100

             PHARMACEUTICALS - 1.3%
    39,700   American Pharmaceutical
              Partners, Inc.*<F14>                    2,013,810      2,054,078
                                                   ------------   ------------
             TOTAL HEALTH CARE                       14,764,187     17,199,171

             THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.

INDUSTRIALS

             AEROSPACE & DEFENSE - 6.1%
    38,400   Alliant Techsystems Inc.*<F14>           2,519,585      2,743,680
    80,200   Goodrich Corp.                           3,058,122      3,070,858
    49,300   Precision Castparts Corp.                3,389,723      3,796,593

             AIR FREIGHT & LOGISTICS - 2.8%
   107,400   Ryder System, Inc.                       3,888,448      4,478,580

             COMMERCIAL PRINTING - 2.0%
    99,800   R. R. Donnelley & Sons Co.               3,257,336      3,155,676

             DIVERSIFIED COMMERCIAL SERVICES - 1.3%
    72,000   Copart, Inc.*<F14>                       1,761,999      1,696,320
     7,000   Laureate Education Inc.*<F14>              315,998        299,530

             ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
    45,500   AMETEK, Inc.                             1,512,892      1,831,375

             EMPLOYMENT SERVICES - 2.1%
   119,700   Monster Worldwide Inc.*<F14>             3,493,689      3,357,585

             INDUSTRIAL CONGLOMERATES - 2.3%
    51,200   Carlisle Companies Inc.                  3,521,478      3,572,224

             INDUSTRIAL MACHINERY - 5.9%
    21,600   IDEX Corp.                                 900,025        871,560
   117,000   Pentair, Inc.                            3,723,653      4,563,000
   143,300   The Timken Co.                           3,491,577      3,917,822

             RAILROADS - 1.5%
    65,100   Canadian Pacific Railway Ltd.            1,636,928      2,341,647

             TRADING COMPANIES & DISTRIBUTORS - 0.5%
    25,900   Hughes Supply, Inc.                        795,684        770,525

             TRUCKING - 3.4%
    92,300   Yellow Roadway Corp.*<F14>               4,007,609      5,403,242
                                                   ------------   ------------
             TOTAL INDUSTRIALS                       41,274,746     45,870,217

             THIS SECTOR IS 11.1% ABOVE YOUR FUND'S COST.

INFORMATION TECHNOLOGY

             APPLICATION SOFTWARE - 2.6%
   169,500   Citrix Systems, Inc.*<F14>               3,985,305      4,037,490

             COMPUTER HARDWARE - 1.5%
    43,600   Avid Technology, Inc.*<F14>              2,653,950      2,359,632

             COMPUTER STORAGE & PERIPHERALS - 2.1%
   171,400   Seagate Technology                       3,032,227      3,350,870

             DATA PROCESSING & OUTSOURCED SERVICES - 1.0%
    25,200   Global Payments Inc.                     1,432,859      1,625,148

             ELECTRONIC EQUIPMENT MANUFACTURERS - 2.1%
   107,500   FLIR Systems, Inc.*<F14>                 3,310,292      3,257,250

             SEMICONDUCTORS - 1.5%
    53,800   International Rectifier Corp.*<F14>      2,221,708      2,447,900
                                                   ------------   ------------
             TOTAL INFORMATION TECHNOLOGY            16,636,341     17,078,290

             THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

MATERIALS

             CONSTRUCTION MATERIALS - 1.9%
    54,000   Martin Marietta Materials, Inc.          2,629,438      3,019,680

             DIVERSIFIED METALS & MINING - 6.8%
    97,400   Arch Coal, Inc.                          3,296,990      4,189,174
    64,500   Phelps Dodge Corp.                       4,799,531      6,561,585

             STEEL - 1.2%
    14,300   IPSCO, Inc.                                687,457        729,300
    35,300   Steel Dynamics, Inc.                     1,478,209      1,216,085
                                                   ------------   ------------
             TOTAL MATERIALS                         12,891,625     15,715,824

             THIS SECTOR IS 21.9% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    132,053,196    152,226,758

REITS - 1.4% (A)<F15>

FINANCIALS
             REAL ESTATE INVESTMENT TRUSTS - 1.4%
   139,500   Host Marriott Corp.                      2,280,073      2,310,120
                                                   ------------   ------------
             TOTAL FINANCIALS                         2,280,073      2,310,120

             THIS SECTOR IS 1.3% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total long-term investments            134,333,269    154,536,878

PRINCIPAL
  AMOUNT
---------

SHORT-TERM INVESTMENTS - 1.0% (A)<F15>

             COMMERCIAL PAPER - 0.6%
$1,000,000   Countrywide Home Loans,
             due 04/01/05, discount of 2.88%          1,000,000      1,000,000

             VARIABLE RATE DEMAND NOTE - 0.4%
   544,279   Wisconsin Corporate Central
              Credit Union, 2.52%                       544,279        544,279
                                                   ------------   ------------
             Total short-term investments             1,544,279      1,544,279
                                                   ------------   ------------
             Total investments                     $135,877,548    156,081,157
                                                   ------------
                                                   ------------
             Cash and receivables, less
             liabilities 1.3% (A)<F15>                               2,052,156
                                                                  ------------
                NET ASSETS                                        $158,133,313
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($158,133,313 / 15,272,704
             shares outstanding)                                        $10.35
                                                                        ------
                                                                        ------

  *<F14>  Non-dividend paying security.
(a)<F15>  Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                    For the Six Months Ended March 31, 2005
                                  (Unaudited)

INCOME:
   Dividends                                                       $   460,155
   Interest                                                             60,048
                                                                   -----------
       Total income                                                    520,203
                                                                   -----------
EXPENSES:
   Management fees                                                     754,052
   Distribution fees                                                    45,500
   Registration fees                                                    24,666
   Professional fees                                                    19,623
   Administrative services                                              18,960
   Board of Directors fees                                              13,425
   Printing and postage expense                                         12,433
   Transfer agent fees                                                   9,197
   Custodian fees                                                        8,330
   Insurance expense                                                     5,648
   Other expenses                                                        7,618
                                                                   -----------
       Total expenses                                                  919,452
                                                                   -----------
NET INVESTMENT LOSS                                                   (399,249)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                    11,743,456
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,793,714
                                                                   -----------
NET GAIN ON INVESTMENTS                                             17,537,170
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $17,137,921
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2005 (Unaudited)
                   and For the Year Ended September 30, 2004

                                                                                           2005                 2004
                                                                                           ----                 ----
OPERATIONS:
   Net investment loss                                                                  $   (399,249)       $ (1,051,732)
   Net realized gain on investments                                                       11,743,456           1,919,896
   Net increase in unrealized appreciation on investments                                  5,793,714          11,376,113
                                                                                        ------------        ------------
       Net increase in net assets resulting from operations                               17,137,921          12,244,277
                                                                                        ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (263,276 and 615,166 shares, respectively)                  2,699,585           5,613,006
   Cost of shares redeemed (239,938 and 640,090 shares, respectively)                     (2,350,027)         (5,817,350)
                                                                                        ------------        ------------
       Net increase (decrease) in net assets derived from Fund share activities              349,558            (204,344)
                                                                                        ------------        ------------
       TOTAL INCREASE                                                                     17,487,479          12,039,933

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                140,645,834         128,605,901
                                                                                        ------------        ------------
NET ASSETS AT THE END OF THE PERIOD                                                     $158,133,313        $140,645,834
                                                                                        ------------        ------------
                                                                                        ------------        ------------

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                                                                                                   For the Period
                                          For the Six                                           For the Period        10/01/00
                                         Months Ended     For the Years Ended September 30,        10/31/00         (Commencement
                                        March 31, 2005    ---------------------------------    (Effective date)    of Operations)
                                          (Unaudited)       2004         2003        2002      through 9/30/01    through 10/31/00
                                        --------------      ----         ----        ----      ---------------    ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period         $9.22          $8.42        $7.29       $8.34          $10.48             $10.00

Income from investment operations:
   Net investment loss(1)<F16>               (0.03)         (0.07)       (0.06)      (0.06)          (0.08)              0.00
   Net realized and unrealized
     gains (losses) on investments            1.16           0.87         1.19       (0.99)          (2.06)              0.48
                                            ------         ------       ------      ------          ------             ------
Total from investment operations              1.13           0.80         1.13       (1.05)          (2.14)              0.48


Less distributions:
   Dividend from net investment income          --             --           --          --              --                 --
   Distribution from net realized gains         --             --           --          --              --                 --
                                            ------         ------       ------      ------          ------             ------
Total from distributions                        --             --           --          --              --                 --
                                            ------         ------       ------      ------          ------             ------
Net asset value, end of period              $10.35          $9.22        $8.42       $7.29           $8.34             $10.48
                                            ------         ------       ------      ------          ------             ------
                                            ------         ------       ------      ------          ------             ------

TOTAL INVESTMENT RETURN                      12.26%*         9.50%       15.50%     (12.59%)        (20.42%)*            4.80%*
                                                  <F17>                                                    <F17>             <F17>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)     158,133        140,646      128,606     108,692          26,687             26,456
Ratio of expenses to average net assets       1.22%**        1.20%        1.22%       1.25%           1.68%**            1.73%**
                                                  <F18>                                                   <F18>              <F18>
Ratio of net investment loss
   to average net assets                     (0.53%)**      (0.75%)      (0.75%)     (0.77%)         (0.94%)**          (0.58%)**
                                                   <F18>                                                   <F18>              <F18>
Portfolio turnover rate                       92.5%         269.5%       269.5%      258.7%          264.5%              20.6%

(1)<F16> In 2005, 2004, 2003 and 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.
  *<F17>  Not Annualized.
 **<F18>  Annualized.

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                         NOTES TO FINANCIAL STATEMENTS
                           March 31, 2005 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified open-end management company under the Investment Company Act of 1940, as amended, and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each series in the Blue Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost, which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Fund records changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the Investment Company Act. Accordingly, certain differences between net asset values for financial reporting and for executing shareholder transactions may arise.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain Officers and Directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser. This relationship does not increase the annual management fee the Fund pays to the Adviser.

     The Fund pays each of the six independent directors annual fees of $2,500. The Lead Independent Director and Chairman of the Audit Committee are paid additional fees of $5,000 and $2,500 annually, divided proportionately among all the Brandywine Funds. All of the independent directors have elected to defer the receipt of all of the compensation they earn as directors through a deferred compensation plan. Under the plan, the compensation credited to the directors is in the form of phantom shares of the Fund. Therefore, the amounts deferred under the plan increase or decrease in value as if they had been invested in shares of the Fund. The Fund maintains a payable for the directors' deferred compensation and recognizes its change in value as an expense. The Fund also reimburses directors for travel costs incurred in order to attend meetings of the Board of Directors. For the six months ended March 31, 2005 the Fund expensed the following directors fees and costs:

     Directors Fees and Travel Costs Paid during the Period            $ 8,588
     Appreciation in Deferred Compensation Plan Phantom Shares           5,584
                                                                       -------
       Total Director Fees and Related Costs                           $14,172

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements in unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

     At March 31, 2005, approximately 88% of the outstanding shares of the Fund are owned by one of the Fund's Directors.

(3)  CREDIT AGREEMENT

     U.S. Bank, N.A. has made available to the Fund a $4,000,000 uncommitted credit facility pursuant to a Credit Agreement, which was booked on December 6, 2004, for the purpose of having cash available to cover incoming redemptions. Principal and interest of such loan under the Credit Agreement is due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. During the six months ended March 31, 2005, the Fund did not borrow against its Agreement. The Credit Agreement expires on December 18, 2005.

(4)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS AND RELATED COSTS

     For the six months ended March 31, 2005, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Funds were as follows:

                            SALE         TRANSACTION       RATIO OF COST TO
         PURCHASES        PROCEEDS          COST          AVERAGE NET ASSETS
         ---------        --------       -----------      ------------------
       $137,519,553     $134,475,955      $365,537               0.24%

     Transaction cost represents the total commissions paid by the Fund on its purchases and sales of investment securities. These costs are added to the cost basis of the securities purchased and are deducted from the proceeds of securities sold, thereby reducing the realized gains or increasing the realized losses upon the sale of the securities.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2005, liabilities of the Fund included the following:

     Payable to brokers for investments purchased                 $  1,511,043
     Payable to Adviser for management fees                            136,472
     Deferred compensation plan for Directors                           61,948
     Other liabilities                                                  52,234

(7)  SOURCES OF NET ASSETS

     As of March 31, 2005, the sources of net assets were as follows:

     Fund shares issued and outstanding                           $133,573,394
     Net unrealized appreciation on investments                     20,203,609
     Accumulated net realized gains                                  4,418,258
     Accumulated net investment loss                                   (61,948)
                                                                  ------------
                                                                  $158,133,313
                                                                  ------------
                                                                  ------------

(8)  INCOME TAX INFORMATION

     The following information for the Fund is presented on an income tax basis as of March 31, 2005:

                            Gross               Gross          Net Unrealized
         Cost of          Unrealized         Unrealized         Appreciation
       Investments       Appreciation       Depreciation       on Investments
       -----------       ------------       ------------       --------------
      $135,877,548       $22,829,962         $2,626,353         $20,203,609

     The following information for the Fund is presented on an income tax basis as of September 30, 2004:

                         Gross           Gross        Net Unrealized     Distributable     Distributable
       Cost of        Unrealized      Unrealized       Appreciation         Ordinary         Long-Term
     Investments     Appreciation    Depreciation     on Investments         Income        Capital Gains
     -----------     ------------    ------------     --------------     -------------     -------------
     $124,067,381     $16,953,713     $2,441,881       $14,511,832         $      --         $      --

     The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended September 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in varying amounts through 2011), as of September 30, 2004, and tax basis post-October losses as of September 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                           September 30, 2004                                September 30, 2003
     --------------------------------------------------------------    -----------------------------
       Ordinary         Long-Term      Net Capital                       Ordinary        Long-Term
        Income        Capital Gains        Loss        Post-October       Income       Capital Gains
     Distribution     Distributions     Carryovers        Losses       Distribution     Distribution
     ------------     -------------    -----------     ------------    ------------     ------------
      $      --         $      --       $6,996,561       $38,921         $      --       $      --

     ** The Fund has utilized $1,616,310 of its capital loss carryovers during the year ended September 30, 2004.

     Since there were no ordinary distributions paid for the year ended September 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

                                COST DISCUSSION

   Mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Brandywine Advisors Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

   In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example at the end of this article.

   The example is based on $1,000 invested at the beginning of the period and held for the entire period from September 30, 2004 through March 31, 2005.

ACTUAL EXPENSES

   The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

   The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. While Brandywine Advisors currently does not assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense example tables. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                         BEGINNING   ENDING
                                          ACCOUNT   ACCOUNT     EXPENSES PAID
                                           VALUE     VALUE    DURING PERIOD*<F6>
                                          9/30/04   3/31/05    9/30/04-3/31/05
                                          -------   -------   ------------------
Brandywine Advisors Actual $1,000          $1,000  $1,122.60        $6.46
Hypothetical (5% return before expenses)   $1,000  $1,025.00        $6.16

*<F6> Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between September 30, 2004 and March 31, 2005).

                 BRANDYWINE ADVISORS FUND'S ADVISORY AGREEMENT

   On December 6, 2004, the Board of Directors of the Fund approved the continuation of the advisory agreement with Friess Associates, LLC ("Friess"). Prior to approving the continuation of the advisory agreement, the Board considered:

   o  the nature, extent and quality of the services provided by Friess

   o  the investment performance of the Fund

   o the costs of the services to be provided and profits to be realized by Friess from its relationship with the Fund

   o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale

   o  the expense ratio of the Fund

   o the manner in which portfolio transactions for the Fund are conducted, including the use of soft dollars

   In considering the nature, extent and quality of the services provided by Friess, the Board of Directors reviewed a report describing the portfolio management, shareholder communication and support and regulatory compliance services provided by Friess to the Fund. The Board concluded that Friess was providing essential services to the Fund. In particular, the Board concluded that Friess was preparing reports to shareholders in addition to those required by law.

   The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement.

   In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided by and the profits realized by Friess from its relationship with the Fund and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee paid by the Fund was higher than the average advisory fee paid by comparable mutual funds, but the expense ratio of the Fund was lower than the average expense ratio of comparable mutual funds. The Directors also noted that all clients of Friess pay the same 1% advisory fee, which eliminates potential conflicts of interest for Friess between the Fund and the other portfolios it manages. They noted that this fee would not be adjusted if economies of scale were realized during the current contract period as the Fund grew, but did not consider that factor to be significant in light of the other factors considered.

   Finally, the Board reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars. Based on these reports, the Board concluded that the research obtained by Friess was beneficial to the Fund and that Friess was executing the Fund's portfolio transactions in a manner designed to obtain best execution for the Fund.

              ADDITIONAL DIRECTOR INFORMATION, PROXY VOTING POLICY
                       AND QUARTERLY PORTFOLIO SCHEDULES

   For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 636-6460 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 is available on the Fund's website at http://www.brandywinefunds.com or the website of the Commission. The Fund file's its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund's Form N-Q is available on the Commission's website; and
(iii) the Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             President and Director
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
       (877) 636-6460       www.brandywinefunds.com        bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Registered Public Accounting Firm : PRICEWATERHOUSECOOPERS LLP Legal Counsel: FOLEY & LARDNER LLP
Distributor: QUASAR DISTRIBUTORS, LLC

 OFFICERS: Foster S. Friess, Founder; William D'Alonzo, Chairman and President; Lynda Campbell, Vice President and Secretary; Christopher Long, Vice President
    and Treasurer; David Marky, Chief Compliance Officer, Vice President and
             Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
             Report Staff: Rebecca Buswell, Dave Marky, Adam Rieger

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-877-636-6460, or visiting www.brandywinefunds.com. Read it carefully before investing.

MUTUAL FUND INVESTING INVOLVES RISK. PRINCIPAL LOSS IS POSSIBLE. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 3/31/05, unless listed in the accompanying statement of net assets. References to the earnings growth rates of the Fund refer solely to the estimated earnings growth rates of the average investment holding of the Fund based on consensus estimates from Baseline and not to the actual performance of the Fund itself. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community. The Russell Midcap, Russell Midcap Growth and S&P 500 Indices are unmanaged indices commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index.

As of March 31, 2005, the Russell Midcap Index's average annual total returns for 1, 5 and 10 years were 14.05, 5.49 and 13.35 percent; the Russell Midcap Growth Index's were 8.31, -7.30 and 9.91 percent; and the S&P 500 Index's were 6.69, -3.16 and 10.79 percent. As of March 31, 2005, the average fund in Morningstar's Mid-cap Growth category had average annual total returns for 1, 5 and 10 years of 5.14, -6.84 and 9.28 percent.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS
---------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

None

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------
(a) The disclosure controls and procedures of the Brandywine Blue Fund, Inc. are periodically evaluated. As of April 20, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Brandywine Blue Fund, Inc. are periodically evaluated. Since, April 20, 2005, the date of the last evaluation, there have been no significant changes in the Brandywine Blue Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 12. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto. Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant

     By  /s/William F. D'Alonzo
         ----------------------
         William F. D'Alonzo Principal Executive Officer

     Date  04/20/2005
           ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Brandywine Blue Fund, Inc.
     --------------------------
     Registrant


     By  /s/Christopher G. Long
         ----------------------
          Christopher G. Long, Principal Financial Officer

     Date  04/20/2005
           ----------